UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2004

MSC INDUSTRIAL DIRECT CO., INC.
(Exact name of registrant as specified in its charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Maxess Road Melville, NY		11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (516) 812-2000

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On August 2, 2004, MSC Industrial Direct Co., Inc. (the “Company”), entered into three separate Purchase Agreements with Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and the selling shareholder or shareholders, as applicable, named therein, dated as of August 2, 2004 (collectively, the “Purchase Agreements”), with respect to the offering by such selling shareholders of an aggregate of 396,000 shares of the Company’s class A common stock, par value $.001 per share, pursuant to three effective registration statements on Form S-8 (Registration No. 333-03256, Registration No. 333-46273, and Registration No. 333-84124), as amended and supplemented by final prospectus supplements dated July 29, 2004, previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) of the Securities Act of 1933, as amended and prospectus supplements dated August 2, 2004, previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) of the Securities Act of 1933, as amended.  The Purchase Agreements are attached as Exhibit 1.1, Exhibit 1.2 and Exhibit 1.3 hereto and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS

(c)                               Exhibits.

1.1                            Purchase Agreement dated August 2, 2004.

1.2                            Purchase Agreement dated August 2, 2004.

1.3                            Purchase Agreement dated August 2, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

	By:	/s/ Mitchell Jacobson
	Name:	Mitchell Jacobson
	Title:	Chief Executive Officer

Date: August 9, 2004